UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            March 30, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130373-26	06-1204982
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1285 Avenue of the Americas
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code        (212) 713-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On March 30, 2007, a pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Mortgage Asset Securitization Transactions, Inc., as depositor (the “Registrant”), UBS Real Estate Securities Inc., as transferor (“UBSRES”), Wells Fargo Bank, N.A., as master servicer, custodian and trust administrator (the “Master Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”).  The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled STARM Mortgage Loan Trust 2007-2, Mortgage Pass Through Certificates, Series 2007-2 (the “Certificates”). Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130373).  The Publicly-Offered Certificates were sold to UBS Securities LLC and SunTrust Capital Markets, Inc. (collectively, the “Underwriters”), pursuant to an underwriting agreement dated as of March 29, 2007 (the “Underwriting Agreement”), among the Registrant and the Underwriters. The remaining classes of the Certificates, designated as Class B-4, Class B-5 and Class B-6 Certificates (collectively, the “Non-Offered Certificates”), were sold to the UBS Securities LLC pursuant to a purchase agreement dated as of March 30, 2007.

The mortgage loans backing the Publicly-Offered Certificates (the “2007-2 Mortgage Loans”) were acquired by the Registrant from UBSRES as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2007 (the “UBSRES Mortgage Loan Purchase Agreement”).  The mortgage loans were acquired by UBSRES from SunTrust Mortgage, Inc. (“SunTrust”) as seller pursuant to an amended and restated purchase, warranties and servicing agreement dated as of December 1, 2004, between SunTrust and UBSRES (as amended, the “SunTrust Amended and Restated Purchase, Warranties and Servicing Agreement”, and together with the UBSRES Mortgage Loan Purchase Agreement, the “Purchase Agreements”).

With respect to the Mortgage Loans sold by SunTrust to UBSRES, the SunTrust Amended and Restated Purchase, Warranties and Servicing Agreement contains representations and warranties made by SunTrust to the UBSRES and the Reconstituted Purchase, Warranties and Servicing Agreement (defined below) restates for the benefit of the Depositor the representations and warranties made by SunTrust to UBSRES.

The Pooling and Servicing Agreement contains representations and warranties made by UBSRES to the Depositor with respect to the Mortgage Loans sold by UBSRES to the Depositor.

Primary servicing of the Loans will be provided by SunTrust pursuant to the Amended and Restated Purchase, Warranties and Servicing Agreement as reconstituted by the reconstituted servicing agreement dated as of March 29, 2007 (the “Reconstituted Purchase, Warranties and  Servicing Agreement”).

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement, the Purchase Agreements, the Reconstituted Purchase, Warranties and Servicing Agreement have been described in a Prospectus Supplement filed on March 30, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130373, for the STARM Mortgage Loan Trust 2007-2.  The description of those agreements are hereby incorporated herein by reference.  A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the UBSRES Mortgage Loan Purchase Agreement, the SunTrust Amended and Restated Purchase, Warranties and Servicing Agreement, the Reconstituted Purchase, Warranties and Servicing Agreement and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the STARM Mortgage Loan Trust 2007-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATIONTRANSACTIONS, INC.

By:	/s/ Agnes Teng
Name: Agnes Teng
Title: Associate Director

By:	/s/ Sameer Tikoo
Name: Sameer Tikoo
Title: Associate Director

Dated:  April 2, 2007